UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 15, 2013

Serena Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25285	94-2669809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Gateway Drive San Mateo, California	94404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 481-3400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

(a) Effective as of March 15, 2013, Serena Software, Inc. (“Serena”) awarded a total of 1.634 million restricted stock units to its executive officers and other senior officers as described under Item 5.02 below, which is incorporated herein by reference. Insofar as these awards constituted an offer or sale of securities under applicable securities laws, Serena issued the securities under an exemption from registration requirements pursuant to Rule 701 of the Securities Act of 1933, which provides an exemption for offers and sales of securities pursuant to certain compensatory benefit plans.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Effective as of March 15, 2013, the compensation committee of Serena’s board of directors approved (i) an executive officer and senior officer retention program to provide Serena’s executive officers, other than its President and Chief Exectuive Officer, and other senior officers with awards of restricted stock units sufficient to increase the intrinsic value of the eligible participant’s unvested equity awards to a multiple of the participant’s base salary, and (ii) consistent with the terms of this program, awards of restricted stock units to the eligible participants pursuant to the terms of a restricted stock unit agreement and the Amended and Restated 2006 Stock Incentive Plan, which are filed as Exhibits 10.1 and 10.2, respectively, to this current report and incorporated herein by reference. Subject to the continued employment of the participant, the restricted stock units will vest in full on the third anniversary of the date of grant and are subject to full acceleration of vesting upon a change in control or initial public offering as described in the restricted stock unit agreement. A total of 1.634 million restricted stock units were awarded from shares currently available for grant under the Amended and Restated 2006 Stock Incentive Plan.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1*†	Form of Restricted Stock Unit Agreement (Retention Award) under Amended and Restated 2006 Stock Incentive Plan

10.2*	Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the SEC on September 24, 2009)

*	Indicates a management contract or compensatory plan or arrangement.
†	Exhibit is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Edward F. Malysz
Name: Edward F. Malysz
Title: Senior Vice President, General Counsel

Date: March 21, 2013

Exhibit Index

Exhibit No.	Description

10.1*†	Form of Restricted Stock Unit Agreement (Retention Award) under Amended and Restated 2006 Stock Incentive Plan

10.2*	Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the SEC on September 24, 2009)

*	Indicates a management contract or compensatory plan or arrangement.
†	Exhibit is filed herewith.